Exhibit 4.2.1
REDACTED

                           Supplemental Agreement No. 6

                                        to

                          Purchase Agreement No. 2403

                                     between

                               The Boeing Company

                                       and

                             Ryanair Holdings plc

                    Relating to Boeing Model 737-8AS Aircraft

         THIS SUPPLEMENTAL AGREEMENT, entered into as of February 28, 2005, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and Ryanair Holdings plc, a company with its principal offices in Dublin, Ireland (Customer);

         WHEREAS, the parties hereto entered into Purchase Agreement No. 2403 dated January 24, 2002 (the "Agreement"), relating to the purchase of 100 Boeing Model 737-800 aircraft, and

         WHEREAS, Boeing has agreed to offer, and customer has agreed to purchase thereby making firm (70) Incremental Aircraft that are hereinafter referred to as the Block C Aircraft (the Block C Aircraft).

         WHEREAS, Boeing has also agreed to offer and Customer has accepted,
(70) additional purchase rights aircraft (the Additional Purchase Rights) for delivery in the 2012-2014 timeframe (the Additional Purchase Rights), with price and business terms to be determined at the time of Additional Purchase Rights exercise. All (70) Additional Purchase Rights delivery positions are offered without designated delivery months, which will be quoted subject to available position (STAP), for delivery between the years 2012 and 2014.

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. THE TABLE OF CONTENTS is replaced by the attached revised TABLE OF CONTENTS, (identified by "SA-6") which lists Articles and Exhibits revised, or added by this Supplemental Agreement. Such revised TABLE OF CONTENTS, or added by this reference, is incorporated into the Agreement.

2. TABLE 1 of the Purchase Agreement is cancelled and replaced by a new Table 1 (identified by "SA-6"), attached hereto, which describes the Block A Aircraft, Block B Aircraft and Block C Aircraft and sets forth delivery, description, price and advance payment information applicable to the Block C Aircraft added by this Supplemental Agreement and revises Block A delivery positions. Such revised TABLE 1, by this reference, is incorporated into the Agreement.

3. Exhibit A-2 for the Block C Aircraft is added to incorporate accepted Master Changes that were incorporated into the Detail Specification by, Revision "J" dated August 12, 2003, and Revision "K" dated October 27, 2004.

4. Supplemental Exhibit BFE-1 is hereby amended to add new pages BFE1-34 through BFE1-37, attached hereto, which provides the BFE on-dock dates for the Block C Aircraft.

5. Special Matters letter agreement 6-1163-KSW-5199R4 replaces 6-1163-KSW-5119R3 in order to address matters pertaining to the Block C Aircraft and Additional Purchase Rights. Such revised letter 6-1163-KSW-5199R4 is by this reference incorporated into the Agreement.

                                    Redacted Pursuant to a
                                    Request for Confidential
                                    Treatment and filed separately with the
                                    Securities and Exchange Commission*

7. New Shareholders Approval Letter Agreement 6-1163-HPB-2362 is added to set forth the terms and conditions pertaining to Customer's requirement to obtain their shareholders approval for a purchase of this size. Such new Letter Agreement 6-1163-HPB-2362 is by this reference incorporated into the Agreement.

8. Loan of Trust from CFMI Letter Agreement 6-1163-HPB-1700R2 replaces 6-1163-HPB-1700R1 to update the letter to cover the additional aircraft added by this Supplemental Agreement. The letter now coves all aircraft under the Agreement. Such Revised letter agreement 6-1163-HPB-1700R2 is by this reference incorporated into the agreement.

                                    Redacted Pursuant to a
                                    Request for Confidential
                                    Treatment and filed separately with the
                                    Securities and Exchange Commission*

10. The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                                   RYANAIR HOLDINGS pls

By:  /s/ Helene Beck                               By: /s/ Howard Millar
    _________________                                  ________________________
Its: Attorney-In-Fact                             Its: Chief Financial Officer
    _________________                                  _______________________
                                                       /s/ Michael O'Leary
                                                       CEO


                                      TABLE OF CONTENTS
                                                                                                        SA
        ARTICLES                                                                                      NUMBER

           1.              Quantity, Model and Description
           2.              Delivery Schedule
           3.              Price
           4.              Payment
           5.              Miscellaneous
          TABLE
           1.              Aircraft Information Table                                                  SA-6
         EXHIBIT
           A.              Aircraft Configuration
           A-1             Aircraft Configuration - Block B Aircraft                                   SA-2
           A-2             Aircraft Configuration - Block C Aircraft                                   SA-6
           B.              Aircraft Delivery Requirements and Responsibilities
  SUPPLEMENTAL EXHIBITS
          AE1.             Escalation Adjustment/Aircraft and Optional Features
          BFE1.            BFE Variables                                                               SA-2
          CS1.             Customer Support Variables
          EE1.             Engine Escalation/Engine Warranty and Patent Indemnity
          SLP1.            Service Life Policy Components



        LETTER AGREEMENTS

2403-01                            Spares Flight Crew Training
2403-02                            Spares Initial Provisioning
6-1163-KSW-5198                    Performance Guarantees
6-1163-KSW-5199R2                  Special Matters                                                     SA-6
6-1163-KSW-5200                    Promotional Support
6-1163-KSW-5201                    Deferred Advanced Payment
6-1163-KSW-5202                    Special Escalation Program
6-1163-KSW-5203                    Masterchange Kits
6-1163-HPB-1605                    Financing
6-1163-HPB-1700R1                  Loan of Thrust from CFMI                                            SA-5


                                  Table 1 to
                          Purchase Agreement No. 2403
           Aircraft Delivery, Description, Price and Advance Payments
                             Block A Aircraft


                                        Redacted Pursuant to a
                                        Request for Confidential
                                        Treatment and filed separately with the
                                        Securities and Exchange Commission*
                                        (6 pages)

Exhibit 4.2.2
REDACTED

6-1163-KSW-5199R4


Ryanair Holdings plc
Dublin Airport
Dublin 2
Ireland

Subject:          Special Matters

Reference:        Purchase Agreement No.2403 (the Purchase Agreement) between
                  The Boeing Company (Boeing) and Ryanair Holdings plc
                  (Customer) relating to Model 737-8AS Block A Aircraft,
                  Block B Aircraft and Block C Aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.


                                        Redacted Pursuant to a
                                        Request for Confidential
                                        Treatment and filed separately with the
                                        Securities and Exchange Commission*
                                        (10 pages)



34.  Confidential Treatment

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY



By  /s/ H. Beck
   ________________________________

Its  Attorney-in-Fact
    _______________________________


ACCEPTED AND AGREED TO this

Date: 28th February 2005

RYANAIR HOLDINGS PLC

By  /s/ Howard Millar                                      /s/ Michael O'Leary
    _______________________
Its Chief Financial Officer                                CEO
    _______________________



P.A. No.2403                                                              SA-6
Special_Matters




Exhibit 4.2.3
REDACTED

6-1163-HPB-1700R2

Ryanair Holdings plc.
Corporate Head Office
Dublin Airport, Dublin
Ireland



Subject: Loan of thrust upgrade up to 7B24/7B27 from CFMI to Ryanair via production Master Changes 7200B487A23 (7B24 to 7B27) and 7200B859B78 (7B27 to 7B26) and retrofit Master Changes 7200MK3598 (7B24 to B27) and 7200MK3417 (7B27 to 7B26)
                  (the Master Changes)

Reference:        (1)      Purchase Agreement No. 2403 (the Purchase Agreement)
                           between The Boeing Company (Boeing) and Ryanair
                           Holdings plc. (Customer) relating to Model 373-8AS aircraft (the Aircraft)

                  (2) E-mail Luc Bramy to Steve Armstrong dated May 17, 2002 and follow-on e-mail Luc Bramy to Steve Armstrong dated May 24 2002

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.


                                        Redacted Pursuant to a
                                        Request for Confidential
                                        Treatment and filed separately with the
                                        Securities and Exchange Commission*




4.  Confidential Treatment
Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.


Very truly yours,

THE BOEING COMPANY


By  /s/ H. Beck
    ________________________________

Its  Attorney-in-Fact
    _______________________________



ACCEPTED AND AGREED TO this

Date: 28th February 2005

RYANAIR HOLDINGS PLC


By  /s/ Howard Millar                                      /s/ Michael O'Leary
    _______________________
Its Chief Financial Officer                                CEO
    _______________________

P.A. No. 2403                                                           SA-5


Exhibit 4.2.4
REDACTED

6-1163-KSW-5202R1

RYANAIR LTD.
Dublin Airport
Dublin 2
Ireland

Subject:          Special Escalation Program

Reference         Purchase Agreement No. 2403 (the Purchase Agreement) between the Boeing Company (Boeing) and Ryanair Ltd. (Customer) relating to Model 737-800 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing will provide Customer with a Special Escalation Program (The Program) with the following terms and conditions.

                                        Redacted Pursuant to a
                                        Request for Confidential
                                        Treatment and filed separately with the
                                        Securities and Exchange Commission*



5.       Confidential Treatment

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, provided that the Customer may disclose this Letter agreement or any information contained herein to any of the Customer's wholly owned subsidiaries, to any potential financiers and assignees, to the Customer's legal and accountancy advisors or as may be required by law.

Very truly yours


THE BOEING COMPANY


By  /s/ H. Beck
   ________________________________

Its  Attorney-in-Fact
    _______________________________



ACCEPTED AND AGREED TO this


Date: 28 February, 2005


RYANAIR LTD.

By  /s/ Howard Millar                                      /s/ Michael O'Leary
    _______________________
Its Chief Financial Officer                                CEO
    _______________________



P.A. No.  2403
Special_Escalation_Program                                              SA-6



Attachment to
6-1163-KSW-5202R1



                                        Redacted Pursuant to a
                                        Request for Confidential
                                        Treatment and filed separately with the
                                        Securities and Exchange Commission*
                                        (2 pages)



Exhibit 4.2.5
REDACTED

                              AIRCRAFT CONFIGURATION
                                 BLOCK C AIRCRAFT

                                     between

                                THE BOEING COMPANY

                                       and

                               RYANAIR HOLDINGS PLC

                   Exhibit A-2 to Purchase Agreement Number 2403

P.A. No. 2403                           A-2                             SA-6

                          Block C AIRCRAFT CONFIGURATION

                                Dated February 2005

                                   Relating to

                       BOEING MODEL 737-8AS AIRCRAFT

                  The Detail Specification is Boeing Detail Specification D6-38808-110, Revision K, dated October 27, 2004 and the unincorporated changes accepted by Customer since that time, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW).


P.A. No. 2403                           A-2-1                           SA-6

Exhibit A-2 to
Purchase Agreement No. 2403

                                                                                                                   2000 $
Item No.                   Title                                                                                  AF Price
0110CG3022                 MODEL 737-800 AIRPLANE                                                                     IB
0160A118A16                A/P I.D. NUMBERS                                                                           NC
0220A343A37                CERT. FOR 15 KNOT TAIL WIND T/O & LANDINGS                                                 NC
0220CH3310                 JOINT AVIATION AUTHORT VALID REQ                                                           IB
0221CH3030                 CATEGORY IIIA AUTOMATIC APPROACH AND LANDING                                         $112,800
0252CG3030                 CARGO COMPARTMENT PLACARDS - POUNDS AND KILOGRAMS PER SQUARE FOOT                          NC
0252CG3036                 METRIC UNITS FOR FLIGHT MANUAL, OPERATIONS MANUAL FUEL QUANTITY SYSTSEM, CDS               NC
                           INDICATIONS, A
0252CG3081                 AIRPLANE FLIGHT MANUALS IN JAA FORMAT WITH APPENDIX FOR CAA OF IRELAND                     NC
0252CG3097                 OPERATIONS MANUAL IN JAA FORMAT                                                            NC
0253B363A34                SPECIFICATION OF BFE & SPE-SPE TOBFE                                                       NC
0253B370B43                SPEC OF BFE AND SPE - BFE TO SPE                                                           NC
0253CG3064                 CHANGE BFE TO SPE                                                                    SIDE LTR
0315A410A16                MTW & MTOW LIMITATIONS - REV INCREASE                                                       NC
0352CG3023                 A/P LOAD SYS WT & BALANCE CONTROL                                                        $500
1100CH3498                 EXT MARKINGS SCHEME-RYANAIR                                                                NC
1110A090A38                EXT COLOR SCHEME & MARKINGS REV                                                            NC
1110CG3289                 ENGINE WARNING STRIPES AND DECALS - FUSELAGE LOCATIONS                                     NC
1110CH3498                 EXTERIOR MARKINGS SCHEME - RYANAIR 737-800                                                 NC
2130CG3039                 600 FPM CABIN PRESSURE ASCENT RATE                                                         NC
2130CG3042                 500 FPM CABIN PRESSURE DESCENT RATE                                                        NC



                                                                                                                   2000 $
Item No.                   Title                                                                                  AF Price
2160CG3017                 CABIN TEMPERATURE INDICATOR - DEGREES CELSIUS                                              NC
2210CG3197                 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) - GLIDE SLOPE CAPTURE INHIBIT BEFORE                  NC
                           LOCALIZER CAPTURE
2210CG3198                 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) - CONTROL WHEEL STEERING WARNING                      NC
2210CG3199                 DIGITAL FLLIGHT CONTROL SYSTEM (DFCS) - AIRSPEED DEVIATION WARNING                         NC
2210CG3210                 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) - SPEED AND ALTITUDE INTERVENTION - PUSH          $5,400
                           BUTTON AUTOPILOT
2210CG3236                 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) - ACTIVATION - FLIGHT DIRECTOR TAKEOFF MODE,          NX
                           HEADING S
2210CH3239                 ALTITUDE ALERT - 300/900 FEET, DIGITAL FLIGHT CONTROL SYSTEM (DFCS) - FIXED ALERT          NC
2210CH3027                 RADIO TUNING PANELS (RTP) - INSTALLATION - BFE CABLES P/N G7404-02                         NC
2311CH3415                 HF COMMUNICATINOS - SINGLE ROCKWELL ARINC 719/753 SYSTEM WITH HFS-900D                     NC
                           TRANSCEIVER AND COMP
2311CH3582                 HF COMM DELETION - HFS 900D TRNSCVR                                                        NC
2312CH3374                 THIRD VHF COMMUNICATIONS - INSTALLATION - PARTIAL PROVISIONS                          $24,800
2312CH3391                 VHF COMMUNICATIONS - 8.33 KHZ FREQUENCY SPACING - ACTIVATION                          $16,400
2312CH3395                 UAL VHF COMMUNICATIONS - INSTALLATION - TRANSCEIVER - BFE-ALLIED SIGNAL                    NC
2312CH3487                 DUAL VHF COMMUNICATIONS SYSTEM CONTROL PANELS - INSTALLATION OF BFE CABLES                 NC
                           DEDICATED CONTROL
2312CH3487X                DUAL VHF COMMUNICATIONS SYSTEM CONTROL PANELS - INSTALLATION OF BFE CABLES                 NC
                           DEDICATED CONTROL
2312MP3594                 DUAL VHF TRANSCEIVERS                                                                      NC



                                                                                                                   2000 $
Item No.                   Title                                                                                  AF Price
2322CH3367                 AIRPLANE COMMUNICATIONS ADDRESSING & REPORTING SYSTEM (ACARS) - INSTALL PARTIAL            NC
                           PROVISONS
2332MP3697                 OVERHEAD STOW BIN - STRUCTURAL PROV                                                        NC
2332MP3697X                OVERHEAD STOW BIN - STRUCTURAL PROV                                                        NC
2340CH3115                 INTERPHONE HAND MICROPHONES - INSTALLATION - TWO BFE ELECTROVOICEP/N 903-1341              NC
                           HAND MICROPH
2350CH3188                 AUDIO SELECTOR PANEL - INSTALLATION - 3 VHF/2HF (P/N 10-62090-64)                          NC
2350MP3158                 CONTROL WHEEL INTERPHONE SWITCH                                                            NC
2351A090A37                BOOM MICROPHONE HEADSETS-CAPTAIN & FIRST OFFICER                                           NC
2370CH3183                 SOLID STATE VOICE RECORDER WITH TWO HOUR RECORDING CAPABILITY - INSTALLATION -             NC
                           BFE ALLIED SIGNAL
2370MP3230                 COCKPIT VOICE RCDR AREA MIC/MONITOR                                                        NC
2371CH3011                 COCKPIT VOICE RECORDER - MANUAL ON/AUTO-OFF SWITCH                                     $3,800
2433CG3149                 STANDBY POWER - 30-MINUTE CAPABILITY                                                       NC
2433CG3180                 STANDBY BUS - CAPTAIN PITOT HEAT-LOAD ADDITION                                             NC
2433MP3171                 STDBY PWR-60 MIN CAPABILITY ILO 30                                                         NC
2500CH3551                 INTERIOR COLOR SCHEME - REVISION - DTL, CARPET, ATTENDANT SEAT COVERING, AND               NC
                           CURTAINS - RYAN
2511CH3076                 SECOND OBSERVER'S SEAT - ADDTION                                                       $4,800
2511CH3077                 SECOND OBSERVER'S SUPPORT EQUIPMENT - ADDITION                                        $19,400
2520CH3705                 INTERIOR ARRANGEMENT - 189 TOURIST CLASS, GALLEYS G1, G2, G4B AND LAVATORIES LA,      $34,100
                           LD AND LE -
2523CH3182                 REV ALPHANUMERIC/SYMBOLIC SEAT PLACE                                                       NC



                                                                                                                   2000 $
Item No.                   Title                                                                                  AF Price
2523MP3146                 PASS COMPARTMENT SIGNS & PLACARDS                                                          NC
2525B634A11                PASSENGER SEAT REV LEATHER SEATCOVERS                                                      NC
2528B634A08                YELLOW STWAGE BIN HORZ TRIM STRIP                                                        $700
2528MP3299                 BLUE SEAT ROW MRKR/HORIZONTAL TRIMSTRIP                                                    NC
2529A090A44                ASSIST HANDLE INSTALLATION                                                               $600
2530B363A48                GALLEY INSERT EQUIP - OVEN REV-BFE                                                         NC
2530CH3593                 STRUCTURAL PROVISIONS FOR GALLEY G7 INSTALLATION                                           NC
2530CH3892                 REV GALLEY AND/OR GALLEY INSERT                                                            NC
2530MP3839                 ALT GALLEY G1, G2, G4B NSERT CERT                                                          NC
2550CG3210                 CARGO COMPARTMENT NETS WITH NYLON TYPE WEB SUPPORTS FOR 737-800                            NC
2550CG3219                 FWD AND AFT CARGO COMPARTMENT FLOOR PANELS - HEAVIER GAGE FIBERGLASS FOR 737-800           NC
2550CG3226                 FWD AND AFT CARGO COMPARTMENT LINING - HEAVIER GAGE FIBERGLASS FOR 737-800                 NC
2550CG3226X                FWD AND AFT CARGO COMPARTMENT LINING - HEAVIER GAGE FIBERGLASS FOR 737-800                 NC
2550CH3363                 FWD & AFT CARGO COMPRTMNT LINING REV                                                       NC
2560CH3432                 EMERGENCY EQUIP REV PASS COMPRTMNT                                                       $300
2562MP3242                 EMERGENCY EQUP OVER WATER REV PASSENGER COMPARTMENT & FLIGHT DECK                          NC
2564A118A10                FLASHLIGHT INSTAL INTO SPACE PROV                                                          NC
2564A410C19                DETACHABLE EMER EQUIP-PASS COMPART OXYGEN BOTTLE REV                                       NC
2564B370B07                DETACHABLE EMERGENCY EQUIPMENT PASSENGER COMPARTMENT REPLACEMENT                           NC



                                                                                                                   2000 $
Item No.                   Title                                                                                  AF Price
2564MP3125                 FIRST AID KIT - INSTALL-PSGR CABIN                                                       $300
2626CG3024                 FIRE EXT. INSTL                                                                            NC
2841CG3091                 FUEL QUANTITY INDICATION - KILOGRAMS                                                       NC
2841CG3095                 FUEL QUANTITY INDICATORS ON RIGHT WING FUELING PANEL                                       NC
2844CG3040                 MEASURING STICK CONVERSION TABLES - POUNDS                                                 NC
2844CG3043                 MEASURING STICK CONVERS TABLES-KILOGRAM                                                    NC
2910CG3093                 ENG DRV HYD PMP W/VESPEL SPLINE-ABX                                                        NC
2910CG3097                 AC MOTOR-DRIVEN HYDRAULIC PUMPS - INSTALLATION - ABEX                                      NC
3131CG3673                 ACCELEROMETER - INSTALLATION - BFE ALLIED SIGNAL INC                                       NC
3131CG3674                 ACCELEROMETER - INSTALLATION - BFE BENDIX/COURTER, INC.                                    NC
3131CG3674X                ACCELEROMETER - INSTALLATION - BFE BENDIX/COURTER INC.                                     NC
3131CG3692                 SOLID STATE DIGITAL FLIGHT DATA RECORDER - INSTALLATION - BFESUNDSTRANG - 128 WPS          NC
3131CH3975                 DIGITAL FLIGHT DATA ACQUISITIN UNIT (DFOAU) - INSTALLATION - BFE-TELEDYNE WITH             NC
                           ACMS AND O
3131MP3855                 DIGITAL FL DATA REC. REV BFE                                                               NC
3135A118A13                ACMS-OPTIONAL ENGINE PARAMETERS                                                        $2,000
3135CH3071                 ACMS/ACARS - ARINC 740 HALF FORMAT MULTIPORT PRINTER - PARTIAL PROVISIONS                  NC
3162A118A02                VI AURAL CALLOUT-DEACTIVATION FLIGHT DECK                                                  NC
3162CG3014                 PFD/ND DISPLAY FORMAT                                                                      NC
3162CG3015                 FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS                                               NC



                                                                                                                   2000 $
Item No.                   Title                                                                                  AF Price
3162CG3018                 ENHANCED MACH AIRSPEED DISPLAY                                                             IB
3162CG3019                 RADIO ALTITUDE DISPLAY - ROUND DIAL                                                        NC
3162CG3021                 RADIO ALTITUDE - BELOW ADI                                                                 NC
3162CG3021X                RADIO ALTITUDE - BELOW ADI                                                                 NC
3162CG3022                 RISING RUNWAY DISPLAY                                                                      NC
3162CG3027                 ATTITUDE COMPARATOR - FLASHING                                                             NC
3162CG3028                 SINGLE CHANNEL AUTOPILOT ANNUNCIATION (1 CH)                                               NC
3162CG3029                 LOCALIZER BACKCOURSE POLARITY - REVERSAL                                                   NC
3162CG3032                 MAP MODE ORIENTATION - TRACK UP                                                            NC
3162CG3036                 AUTOTUNED NAVAIDS - DISPLAYED                                                              NC
3162CG3044                 WEATHER RADAR RANGE INDICATORS - RANGE ARCS                                                NC
3162CG3052                 TCAS RESOLUTION ADIVISORY ON ADI                                                           NC
3162CG3056                 ANALOG FAILURE FLAGS - NOT DISPLAYED                                                       NC
3162CG3108                 OIL QUANTITY DISPLAY - LITERS                                                              NC
3162CG3110                 DA/MDA BARO BUG - ADDITION TO PFD ALTITUDE TAPE                                            NC
3162MP3159                 REV TO SUPRESS DISPLAY AUTOTUNED NAVAIDS                                                   NC
3162MP3212                 PRIMARY FLIGHT DISPLAY-ADDITION OF HEIGHT ABOVE TOUCHDOWN ZONE COLOR BAR                   NC
3240CG3228                 NOSE AND MAIN LANDING GEAR WHEELS AND BREAKS - INSTALLATION-ALLIED SIGNAL INC FOR          NC
                           737-800
3324MP3018                 NO SMOKING SIGNS - PERMANENT ILLLUM.                                                       NC
3342CG3024                 NOSE GEAR TAXI LIGHT - INSTALLATION - 250 WATT                                             NC
3412CG3078                 AIR DATA COMPUTING - DUAL TAT PROBE                                                        NC
3421CH3061                 INERTIAL REFERENCE SYSTEM (IRS) - MODE SELECT UNIT                                         NC



                                                                                                                   2000 $
Item No.                   Title                                                                                  AF Price
                           INSTALLATION - BOEING COMMERICAL AIRPLAN
3421CH3061X                INERTIAL REFERENCE SYSTEM (IRS) - MODE SELECT UNIT INSTALLATION - BOEING                   NC
                           COMMERICAL AIRPLAN
3423MP3064                 REV STANDBY AlTITUDE INDICATOR                                                        $10,300
3430CG3061                 MULTI-MODE RECEIVER (MMR) - INSTALLATIN OF ILS/GPS - BFE ALLIED SIGNAL INC.                IB
3430MP3054                 MMR PARTIAL PROV FOR GLOBAL POSITSYSTEM INSTAL IN MMR                                      IB
3433CG3058                 LOW RANGE RADIO ALTIMETER (LRRA) INSTALLATION - BFE ALLIED SIGNAL INC                      NC
3443CH3251                 ARINC 708A WEATHER RADAR SYSTEM - INSTALLATION - BFE ALLIED SIGNAL INC (WITH               IB
                           ACTIVATED PREDI
3445A410B33                TRAFFIC ALERT & COLLISIN ACOIDANCES SYSTEM ALLID SIGNAL TCAS COMPUTER                      NC
3445CG3169                 TCAS II - INSTALLATION - BFE ALLIED SIGNAL INC                                             NC
3446CH3121                 GROUND PROXIMITY MODE 6 VOICE CALLOUTS FOR 400, 300, 200, 100, 50, 40, 30, 20, 10          IB
                           FEET AND
3446CH3141                 GROUND PROXIMITY MODE 6 APPROACH VOICE CALLOUTS - 2500, 1000, 50, 40, 30, 20, 10           NC
                           FEET, PLUS
3446CH3197                 ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - PARTIAL PROVISIONS - PHASE II           IB
                           (BOEING IN
3446CH3237                 RYNAIR 737-800 GPWS CALLOUTS                                                               NC
3446CH3237X                RYNAIR 737-800 GPWS CALLOUTS                                                               NC
3451CG3005                 VOR/MARKER BEACON - INSTALLATION - BFE ALLIED SIGNAL INC                                   NC
3453A482A10                ATC SYS-INSTALL TRANSPONDER                                                                NC
3455CG3120                 DISTANCE MEASURING EQUIPMENT (DME) - INSTALLATION - BFE ALLIED SIGNAL INC                  NC
                           (SCANNING)

                                                                                                                   2000 $
Item No.                   Title                                                                                  AF Price
3457CG3113                 AUTOMATIC DIRECTION FINDER (ADF) - INSTALLATION - BFE ALLIED SIGNAL INC                    NC
3457CH3174                 AUTO DIRECTION FINDER CNTRL PANEL                                                          NC
3457MP3145                 ADF CONTROL PANEL-REV CABLES ILO                                                           NC
3461CG3423                 FMC POSITION UPDATE AND RUNWAY OFFSET UPON TO/GA ACTIVATION (LIN METERS)                   NC
3461CG3432                 THRUST REDUCTION ALTITUDE - TAKEOFF PROFILE                                                NC
3461CG3464                 FLIGHT MANAGEMENT COMPUTER SYSTEM - CONTROL DISPLAY UNIT (CDU) INSTALLATION                NC
3461CG3490                 BOEING FURNISHED NAVIGATION DATA BASE                                                      NC
3461CH3559                 FMC-ACTIVATION-QRB TAKEOFF SPEEDS                                                     $35,400
3461CH3562                 FMC - ACTIVATION - RETENTION OF WAYPOINTS AFTER DIRECT TO                             $11,700
3461CH3563                 FMC-ACTIVATION-SPEED & ALTITUDE INTERVENTION                                          $35,400
3461CH3665                 FMCS OPTIONAL FEATURE - JAA FLLIGHT RULES                                                  NC
3461SP3524                 FMC PORTABLE DATA LOADER CONNECTORS INSTALLATION                                           NC
3500CG3018                 OXYGEN SYSTEM - ALL TUBING AND FITTINGS - STAINLESS STEEL                                  NC
3510CG3098                 CREW OXYGEN CYLINDER - 114 CUBIC FEET                                                      NC
3510MP3137                 CREW OXY SYS-CAP. FOFC, FOBS                                                               NC
3510MP3139                 CREW OXY SYST-2ND OBS                                                                      NC
3510MP3141                 CREW OXY SYS-CPT, 10FC, 10BS                                                               NC
3510MP3166                 CREW OXYGEN SYSTEM REV CAPTAIN, 1ST OFFICER, 1ST OBSERVER, 2ND OBS, FULL FACE          $1,700
                           MASK W/AUTO P
3520MP3038                 ATTENDANT OXYGEN IN ENCLOSED G1/G2                                                         NC



                                                                                                                   2000 $
Item No.                   Title                                                                                  AF Price
3530CG3075                 PORTABLE PROTECTIVE BREATHING EQUIPMENT - FLIGHT CREW                                  $1,300
3530CH3119                 PRTBL PROTECTIVE BREATHING EQUP                                                          $600
3810B634A15                POTABLE WATER SYS REV INSTALLATION OF A HEATED IN-LINE DECALCIFIER AND HEATER          $3,300
                           BLANKET
3830MP3025                 INSTL PNEUDRAULICS 4TH SERV PANL LAV                                                       NC
3910CH3208                 AFT ELECTRONICS PANEL ARRNGMNT                                                             NC
5260CG3044                 FORWARD AIRSTAIRS                                                                    SIDE LTR
5300MP3024                 THIRD SEAT TRACK-INSTALL FWD GALLEY                                                        NC
5320CG3018                 NINE POUND ALUMINUM UNDERSEAT FLOOR PANELS FOR 737-800                                     NC
5352MP3028                 RADOME INSTALL SUBSTITUTIONS SPE M&N AEROSPACE WEATHER MASTER RADOME ILO SFE           $6,400
                           HEATH TECHNA RADO
7200B487A23                REV CFM56-7 ENG 7B27 RATING THRUSTBUMP IMPLEMENTATION                                      NC
7200CG3255                 AIRPLANE PERFORMANCE:  CFM56-7 ENGINES WITH OPERATIONAL THRUST OF 24,000 LBS FOR           IB
                           737-800
7731CH3039                 ENGINE VIBRATION MONITOR (EVM) SIGNAL CONDITIONER - INSTALLATION - VIBRO-METER             NC
7731MP3061                 EVM WITH ON-BOARD ENGINE TRIM BAL. REVISION                                            $6,500
7900A118A21                LUBRICATING OIL REV MOBILJET 254 IL                                                        NC
7900CG3028                 LUBRICATING OIL - MOBIL JET II                                                             NC
0220B859B18                MP - CERTIFICATION REVISION - ESA TYPE CERTIFICATION IN LIEU OF JOINT AVIATION             NC
                           AUTHOR
1110B370B77                MP - EXTERIOR COLOR SCHEME AND MARKINGS - RYR                                              NC
2310B370D71                MP - COMMUNICATINS CONTROL PANELS - REPLACEMENT - TRIPLE CABLES RADIO TUNING               NC
                           PANELS - BFE



                                                                                                                   2000 $
Item No.                   Title                                                                                  AF Price
2433A195A73                MP - STANDBY BUS-LOAD ADDITION-FMCS CDS & DME                                              NC
2520B634A37                MP - DECORATIVE LAMINATE ON LAVATORY LE AND LD AND G2 GALLEY - INSTALLATION - SFE          NC
2520B634A38                MP - INTERIOR COLOR AND DECOR - REVISION - CURTAINS AND CARPET                             NC
2520B634A67                MP - LITERATURE POCKET - REV OF MATERIAL & VENDOR - SPE                                    NC
2525B634A13                RO-PASS. SEAT REVISION-WEBER 5700 BFE ILO WEBER 5500 BFE/SPE                               NC
2528B370C81                MP - YELLOW STOWAGE BIN HORIZONTAL TRIM STRIP AND SEAT ROW MARKER - REVISIN - SPE          NC
2528B634A42                MP - STOWAGE BIN DOOR COLOR CHANGE - ADDITION OF YELLOW HORIZONTAL STRIPE AT               NC
                           LOWER EDGE OF
2529B370D56                MP - ATTENDANT SEAT COVERS AND SEAT BELT - REVISION OF MATERIAL AND VENDOR - SPE           NC
2530A894A83                MP - HOT CUP PROVISIONS ONLY                                                               NC
2530B149A07                MP - GALLEY INSERT EQUIP SPE TO BFE                                                        NC
2540B634A30                MP - LAV ADD OF CELEST SOAP PROVISONS                                                      NC
2552A713A66                MP - FLOOR PANELS FWD & AFT CARGO COMPARTMENT                                              NC
2560B370B68                MP - EMERGENCY EQUIPMENT REPLACEMENT CREW LIFE VESTS FLIGHT DECK BFE                       NC
2562B125A35                MP - OVERWATER SURVIVAL EQUIPMENT - SPE                                                    NC
2562B370D64                MP - LIFE VEST PULL STRAP - DELETION - BFE                                                 NC
256B634C07                 MP - OVERWATER EMERGENCY EQUIPMENT - LIFE VESTS IN PSU                                $11,300
2564B634A17                MP - EMERGENCY EQUIPMENT PASSENGER COMPARTMENT REVISION OXYGEN CYLINDERS & MASKS           NC
                           & INFANT



                                                                                                                   2000 $
Item No.                   Title                                                                                  AF Price
3161B696E12                MP - COMMON DISPLAY SYSTE (CDS) - LOW FUEL QUANTITY ALERT THRESHOLD - 1000 LBS IN          NC
                           LIEU OF
3430B859D32                MP - ILS/PGS MULTI-MODE RECEIVER (MMR) - REVISION - HONEYWELL MMR IN LIEU OF               NC
                           ALLIED SIGNAL
3445B370E27                MP - TCAS SYSTEM - REPLACEMENT - HONEYWELL TCAS COMPUTER - TCAS CHANGE 7                   NC
                           COMPLIANT - HONEY
3453B859B31                MP - ATAC SYSTEM - INSTALL HONEYWELL INTERNATIONAL INC ATC TRANSPONDER P/N                 NC
                           066-01127-1602
7200B859B78                MP - CFM56-7 ENGINES - 7B26 RATING IN LIEU OF - 7B27 RATING                          SIDE LTR
MISC DOOR                  FAA FLIGHT DECK DOOR                                                                  $16,000
                           Total Features                                                                       $332,400


P.A. No. 2403                           A-2-7                             SA-6


Exhibit 4.2.6
REDACTED

Block C Aircraft - BFE On-Dock Dates



                                                      (Month of Delivery:)
                                                      January 2009                          February 2009
                                                      (5) Aircraft                          (6) Aircraft
Seats                                                 11/6/08                               11/27/08
Galleys/Furnishings                                   11/4/08                               11/25/08
Antennas and Mounting Equipment                       9/6/08                                9/27/08
Avionics Equipment                                    11/4/08                               11/25/08
Cabin Systems Equipment                               11/4/08                               11/25/08
Miscellaneous/Emergency Equipment                     11/4/08                               11/25/08
Textiles/Raw Material                                 8/7/08                                8/29/08
Cargo Systems                                         10/4/08                               10/25/08
Provision Kits                                        6/3/08                                7/1/08
Radomes                                               10/4/08                               10/25/08


                                                      (Month of Delivery:)
                                                      March 2009                            September 2009
                                                      (6) Aircraft                          (4) Aircraft
Seats                                                 1/9/09                                7/10/09
Galleys/Furnishings                                   1/7/09                                7/8/09
Antennas and Mounting Equipment                       12/9/08                               5/10/09
Avionics Equipment                                    1/7/09                                7/8/09
Cabin Systems Equipment                               1/7/09                                7/8/09
Miscellaneous/Emergency Equipment                     1/7/09                                7/8/09
Textiles/Raw Material                                 9/30/08                               4/9/08
Cargo Systems                                         12/7/08                               6/8/09
Provision Kits                                        8/1/08                                2/3/09
Radomes                                               12/7/08                               6/8/09

Block C Aircraft - BFE On-Dock Dates

                                                      (Month of Delivery:)
                                                      October 2009                          January 2010
                                                      (5) Aircraft                          (3) Aircraft
Seats                                                 8/14/09                               11/6/09
Galleys/Furnishings                                   8/12/09                               11/4/09
Antennas and Mounting Equipment                       6/14/09                               9/6/09
Avionics Equipment                                    8/12/09                               11/4/09
Cabin Systems Equipment                               8/12/09                               11/4/09
Miscellaneous/Emergency Equipment                     8/12/09                               11/4/09
Textiles/Raw Material                                 5/8/09                                8/7/09
Cargo Systems                                         7/12/09                               10/4/09
Provision Kits                                        3/3/09                                6/3/09
Radomes                                               7/12/09                               10/4/09


                                                      (Month of Delivery:)
                                                      February 2010                         March 2010
                                                      (4) Aircraft                          (4) Aircraft
Seats                                                 12/9/09                               1/9/10
Galleys/Furnishings                                   12/5/09                               1/7/10
Antennas and Mounting Equipment                       10/9/09                               12/9/09
Avionics Equipment                                    12/5/09                               1/7/10
Cabin Systems Equipment                               12/5/09                               1/7/10
Miscellaneous/Emergency Equipment                     12/5/09                               1/7/10
Textiles/Raw Material                                 8/30/09                               9/30/09
Cargo Systems                                         11/5/09                               12/7/09
Provision Kits                                        7/2/09                                8/1/09
Radomes                                               11/5/09                               12/7/09


Block C Aircraft - BFE On-Dock Dates

                                                      (Month of Delivery:)
                                                      September 2010                        October 2010
                                                      (4) Aircraft                          (5) Aircraft
Seats                                                 7/10/10                               8/14/10
Galleys/Furnishings                                   7/8/10                                8/12/10
Antennas and Mounting Equipment                       5/10/10                               6/14/10
Avionics Equipment                                    7/8/10                                8/12/10
Cabin Systems Equipment                               7/8/10                                8/12/10
Miscellaneous/Emergency Equipment                     7/8/10                                8/12/10
Textiles/Raw Material                                 4/9/10                                5/8/10
Cargo Systems                                         6/8/10                                7/12/10
Provision Kits                                        2/3/10                                3/3/10
Radomes                                               6/8/10                                7/12/10

                                                      [Month of Delivery:]
                                                      January 2011                          February 2011
                                                      (3) Aircraft                          (4) Aircraft
Seats                                                 11/6/10                               12/9/10
Galleys/Furnishings                                   11/4/10                               12/5/10
Antennas and Mounting Equipment                       9/6/10                                10/9/10
Avionics Equipment                                    11/4/10                               12/5/10
Cabin Systems Equipment                               11/4/10                               12/5/10
Miscellaneous/Emergency Equipment                     11/4/10                               12/5/10
Textiles/Raw Material                                 8/7/10                                8/30/10
Cargo Systems                                         10/4/10                               11/5/10
Provision Kits                                        6/3/10                                7/2/10
Radomes                                               10/4/10                               11/5/10

Block C Aircraft - BFE On-Dock Dates

                                                      [Month of Delivery:]
                                                      March 2011                            September 2011
                                                      (4) Aircraft                          (5) Aircraft
Seats                                                 1/9/11                                7/10/11
Galleys/Furnishings                                   1/7/11                                7/8/11
Antennas and Mounting Equipment                       12/9/10                               5/10/11
Avionics Equipment                                    1/7/11                                7/8/11
Cabin Systems Equipment                               1/7/11                                7/8/11
Miscellaneous/Emergency Equipment                     1/7/11                                7/8/11
Textiles/Raw Material                                 9/30/10                               4/9/11
Cargo Systems                                         12/7/10                               6/8/11
Provision Kits                                        8/1/10                                2/3/11
Radomes                                               12/7/10                               6/8/11

                                                      [Month of Delivery:]
                                                      October 2011                          November 2011
                                                      (4) Aircraft                          (4) Aircraft
Seats                                                 8/14/11                               9/9/11
Galleys/Furnishings                                   8/12/11                               9/7/11
Antennas and Mounting Equipment                       6/14/11                               6/9/11
Avionics Equipment                                    8/12/11                               9/7/11
Cabin Systems Equipment                               8/12/11                               9/7/11
Miscellaneous/Emergency Equipment                     8/12/11                               9/7/11
Textiles/Raw Material                                 5/8/11                                6/10/11
Cargo Systems                                         7/12/11                               8/9/11
Provision Kits                                        3/3/11                                4/1/11
Radomes                                               7/12/11                               8/9/11


P.A. No. 2403                           BFE1-37                           SA-6



Exhibit 4.2.7
REDACTED

                                                The Boeing Company
                                                   P.O. Box 3707
                                              Seattle, WA 98124-2207


6-1l63-HPB-2362

Ryanair Holdings plc
Corporate Head Office
Dublin Airport, Dublin
Ireland

Subject:          Shareholder Approval

Reference:        Purchase Agreement No. 2403 (the Purchase Agreement) between
                  The Boeing Company (Boeing) and Ryanair Holdings plc
                  (Customer) relating to Model 737-8AS aircraft (the Aircraft)

Gentlemen:

         This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.       Shareholder Approval

         Customer will use all reasonable efforts to obtain approval for the purchase of the Aircraft from its Shareholders as soon as practicable after the signing of this Letter Agreement and the corresponding Purchase Agreement, and will advise Boeing promptly after such approval has been obtained. If Boeing has not received written or telegraphic notice from Customer on or before June 1, 2005 that approval has been obtained, either party will have the right to terminate the purchase of the Aircraft, by written or telegraphic notice given to the other within 10 days after such date.

2.       Effect of Termination

         If there is any termination under the above provisions, all rights and obligations of Boeing and Customer with respect to the Aircraft will terminate and be without further force and effect, except that Boeing will promptly refund to Customer, without interest, all applicable advance payments, less the Deposit, received by Boeing from Customer pursuant to the Purchase Agreement with respect to the Aircraft and Customer will promptly refund to Boeing any credits issued to Customer in consideration of the purchase of the Block C Aircraft. For avoidance of doubt, this would include., but not be limited to the Re-Price Credit Memoranda for aircraft which delivered in 2005 prior to the Shareholders Approval date, the 2005 Escalation Credit Memorandum, and retrofit Winglets.

Very truly yours


THE BOEING COMPANY


By  /s/ H. Beck
   ________________________________

Its  Attorney-in-Fact
    _______________________________



ACCEPTED AND AGREED TO this


Date: 28 February, 2005


RYANAIR HOLDINGS PLC

By  /s/ Howard Millar                                      /s/ Michael O'Leary
    _______________________
Its Attorney-in-Fact                                           CEO
    _______________________



P.A. No. 2403                                                           SA-6

Exhibit 4.2.8
REDACTED

                           Supplemental Agreement No.2

                                       to

                           Purchase Agreement No. 2403

                                     between

                               The Boeing Company

                                       and

                              Ryanair Holdings plc

                    Relating to Boeing Model 737-8AS Aircraft

         THIS SUPPLEMENTAL AGREEMENT, entered into as of 30th January 2003, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and Ryanair Holdings plc, a company with its principal offices in Dublin, Ireland (Buyer);

         WHEREAS, the parties hereto entered into Purchase Agreement No. 2403 dated January 24, 2002 (the "Agreement"), relating to the purchase of 100 Boeing Model 737-800 aircraft, and

         WHEREAS, Customer has agreed to exercise (18) Purchase Rights Aircraft and additionally Boeing has agreed to offer and Customer has agreed to purchase
(4) incremental firm aircraft collectively hereinafter referred to as the Block B Aircraft (the Block B Aircraft) and Boeing has agreed to offer Customer (96) additional Purchase Rights,

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows;

         1. The TABLE OF CONTENTS is replaced by the attached revised TABLE OF CONTENTS, (identified by "SA-2") which lists Articles and Exhibits revised, or added by this Supplemental Agreement. Such revised TABLE OF CONTENTS, by this reference, is Incorporated in the Agreement.

         2. TABLE 1 to the Purchase Agreement to add a new page 4 (identified by "SA-2"), attached hereto, which sets forth delivery, description, price and advance payment information applicable to the Block B Aircraft added by this Supplemental Agreement. Such revised TABLE 1, by this reference, is incorporated in the Agreement.

         3. Exhibit A-1 "Block B Aircraft" (Identified by SA-2) is added to incorporate accepted Master Changes that were incorporated into the Detail Specification by Revision "F" dated December 3, 2001, Revision "G" dated April
30. 2002, and Revision "H" dated October 16, 2002.

         4. Supplemental Exhibit BFE-1 is hereby amended to add new pages BFEl-28 through BFE1-33 (identified by SA-2), attached hereto, which provides the BFE on-dock dates for the Block B Aircraft.

         S. Special Matters Letter Agreement 6-1163-KSW-5199R1 is cancelled in its entirety and replaced by new Special Matters Letter Agreement 6-1163-KSW-5199R2 (identified by SA-2), attached herewith, which sets forth the additional terms and conditions for the Block B Aircraft and additional Purchase Rights.

         6. Deferred Advance Payments Letter Agreement 6-l163-KSW-5201 is cancelled in its entirety and replaced by new Deferred Advance Payments Letter Agreement 6-1163-KSW-5201R1 (identified by SA-2), attached herewith, which sets forth the Revised Advance Payment Schedule for the Block B Aircraft.


                             Redacted Pursuant to a
                            Request for Confidential
                     Treatment and filed separately with the
                       Securities and Exchange Commission*

         8. The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written,



THE BOEING COMPANY                                 RYANAIR HOLDINGS plc
By: /s/ H. Beck                                    By: /s/ Michael O'Leary
Its: Attorney-In-Fact                              Its: Chief Executive Officer
                                                        /s/ Howard Millar
                                                        Company Secretary

P.A. No. 2403                          S2-1                        SA-2
PA/RYR

                                TABLE OF CONTENTS

                                                                                                     SA
ARTICLES                                                                                           NUMBER

     1.       Quantity, Model and Description
     2.       Delivery Schedule
     3.       Price
     4.       Payment
     5.       Miscellaneous
TABLE
     1.       Aircraft Information Table                                                            SA-2
EXHIBIT
     A.       Aircraft Configuration
     A-1      Aircraft Configuration-Block B Aircraft                                               SA-2
     B.       Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
     AE1.     Escalation Adjustment/Airframe and Optional Features
     BFE1.    BFE Variables                                                                         SA-2
     CS1.     Customer Support Variables
     EE1.     Engine Escalation/Engine Warranty and Patent Indemnity
     SLP1.    Service Life Policy Components



R.A. No. 2403                            i                      SA-2

LETTER AGREEMENTS



         2403-01                             Spares Flight Crew Training
         2403-02                             Spares Initial Provisioning
         6-1163-KSW-5198                     Performance Guarantees
         6-1163-KSW-5199R2                   Special Matters                                        SA-2
         6-1163-KSW-5200                     Promotional Support
         6-1163-KSW-5201                     Deferred Advance Payments                              SA-2
         6-1163-KSW-5202                     Special Escalation Program
         6-1163-KSW-5203                     Masterchange Kits
         6-1163-HPB-1605                     Financing



R.A. No. 2403                            ii                      SA-2

                                   Table 1 to
                           Purchase Agreement No. 2403
           Aircraft Delivery, Description, Price and Advance Payments




                             Redacted Pursuant to a
                            Request for Confidential
                     Treatment and filed separately with the
                       Securities and Exchange Commission*


RYA                                   SA                         Page 4

Exhibit 4.2.9
REDACTED


                            AIRCRAFT CONFIGURATION
                               BLOCK B AIRCRAFT

                                   between

                             THE BOEING COMPANY

                                    and

                           RYANAIR HOLDINGS PLC


                 Exhibit A-1 to Purchase Agreement Number 2403


P.A. No. 2403                       A-1


                       Block B AIRCRAFT CONFIGURATION

                           Dated December 2001

                               relating to

                      BOEING MODEL 737-8AS AIRCRAFT


                  The Detail Specification is Boeing Detail Specification D6-38808-110, Revision H, dated October 16, 2002 and the unincorporated changes accepted by Customer since that time, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW).


P.A. No. 2403                       A-1-1                                SA-2

Exhibit A to
Purchaser Agreement No. 2403

                                                                                                         PRICE PER A/C
CHANGE NO.                    TITLE                                                                         2000 $ STE
0110CG3022               MODEL 737-800 AIRPLANE                                                                     IB
0160A118A16              A/P I.D. NUMBERS                                                                           NC
0220A343A37              CERT. FOR 15 KNOT TAIL WIND T/O &                                                          NC
0220CH3310               JOINT AVIATION AUTHORTY VALID REQ                                                          IB
0221CH3030               CATEGORY IIIA AUTOMATIC APPROACH AN                                                  $112,800
0252CG3030               CARGO COMPARTMENT PLACARDS - POUNDS                                                        NC
0252CG3036               METRIC UNITS FOR FLIGHT MANUAL, OPE                                                        NC
0252CG3081               AIRPLANE FLIGHT MANUALS IN JAA FORM                                                        NC
0252CG3097               OPERATIONS MANUAL IN JAA FORMAT                                                            NC
0253B363A34              SPECIFICATION OF BFE & SPE - SPE TO BFE                                                    NC
0253B370B43              SPECIFICATION OF BFE & SPE                                                                 NC
0253CG3064               CHANGE BFE TO SPE                                                                   LTR AGRMT
O315A410A16              MTW & MTOW LIMITATIONS-REV INCREASE                                                        NC
0352CG3023               A/P LOAD SYS WT. & BALANCE CONTROL                                                       $500
1100CH3498               EXT MARKINGS SCHEME-RYANAIR                                                                NC
1110A090A38              EXT COLOR SCHEME & MARKINGS REV                                                            NC
1110CG3289               ENGINE WARNING STRIPES AND DECALS -                                                        NC
1110CH3498               EXTERIOR MARKINGS SCHEME - RYANAIR                                                         NC
2130CG3039               600 FPM CABIN PRESSURE ASCENT RATE                                                         NC
2130CG3042               500 FPM CABIN PRESSURE DESCENT RATE                                                        NC
2160CG3017               CABIN TEMPERATURE INDICATOR - DEGRE                                                        NC
2210CG3197               DIGITAL FLIGHT CONTROL SYSTEM (DFCS                                                        NC
2210CG3198               DIGITAL FLIGHT CONTROL SYSTEM (DFCS                                                        NC
2210CG3199               D1GITAL FLIGHT CONTROL SYSTEM (DFCS                                                        NC
2210CG3210               DIGITAL FLIGHT CONTROL SYSTEM (DFCS                                                    $3,400
2210CG3238               DIGITAL FLIGHT CONTROL SYSTEM (DFCS                                                        NC
2210CH3239               ALTITUDE ALERT - 300/900 FEET, DIGI                                                        NC
2310CH3027               RADIO TUNING PANELS (RTP) - INSTALL                                                        NC
2311CH3415               HF COMMUNICATIONS - SINGLE ROCKWELL                                                        NC
2311CH3582               HF COMM DELETION-HFS 900D TRNSCVR                                                          NC
2312CH3374               THIRD VHF COMMUNICATIONS - INSTALLA                                                   $24,800
2312CH3391               VHF COMMUNICATIONS - 8.33KHZ FREQUE                                                   $16,400
2312CH3395               DUAL VHF COMMUNICATIONS - INSTALLAT                                                        NC
2312CH3487               DUAL VHF COMMUNICATIONS SYSTEM CONT                                                        NC
2312CH3487X              DUAL VHF COMMUNICATIONS SYSTEM CONT                                                        NC
2312MP3594               DUAL VHF TRANSCEIVERS                                                                      NC
2322CH3367               AIRPLANE COMMUNICATIONS ADDRESSING                                                         NC
2332MP3697               OVERHEAD STOW BIN - STRUCTURAL PROV                                                        NC
2332MP3697               OVERHEAD STOW BIN - STRUCTURAL PROV                                                        NC


                                                                                                         PRICE PER A/C
CHANGE NO.                    TITLE                                                                         2000 $ STE
2340CH3115               INTERPHONE HAND MICROPHONES - INSTA                                                        NC
23500113188              AUDIO SELECTOR PANEL - INSTALLATION                                                        NC
2350MP3158               CONTROL WHEEL INTERPHONE SWITCH                                                            NC
2351A090A37              BOOM MICROPHONE HEADSETS-CAPTAIN &                                                         NC
2370CH3183               SOLID STATE VOICE RECORDER WITH TWO                                                        NC
2370MP3230               COCKPIT VOICE RCDR AREA MIC/MONITOR                                                        NC
2371CH3011               COCKPIT VOICE RECORDER-MANUAL ON/AU                                                    $3,800
2433A195A73              MP-STANDBY BUS-LOAD ADDITION-FMCS,                                                         NC
2433CG3149               STANDBY POWER - 30-MINUTE CAPABILIT                                                        NC
2433CG3180               STANDBY BUS - CAPTAIN PITOT HEAT -                                                         NC
2433MP3171               STDBY PWR-60 MIN CAPABILITY ILO 30                                                         NC
2500CH3551               INTERIOR COLOR SCHEME - REVISION -                                                         NC
2511CH3076               SECOND OBSERVER'S SEAT - ADDITION                                                      $4,800
2511CH3077               SECOND OBSERVER'S SUPPORT EQUIPMENT                                                   $19,400
2520CH3705               INTERIOR ARRANGEMENT - 189 TOURIST C                                                  $34,100
2523CH3182               REV ALPHANUMERIC/SYMBOLIC SEAT PLAC                                                        NC
2523MP3146               PASS COMPARTMENT SIGNS & PLACARDS                                                          NC
2525B634A11              PASS SEAT REV-LEATHER SEAT COVERS - SPE                                                    NC
2528B634AD8              YELLOW STOW BIN STRIP & SEAT ROW MARKER                                                  $700
2528MP3299               BLUE SEAT ROW MRKR/HORIZONTAL TRIM                                                         NC
2529A090A44              ASSIST HANDLE INSTALLATION                                                               $600
2530B363A48              GALLEY INSERT EQUIP - OVEN REV - BFE                                                       NC
2530CH3593               STRUCTURAL PROVISIONS FOR GALLEY G7                                                        NC
2530CH3892               REV GALLEY AND/OR GALLEY INSERT                                                            NC
2530MP3839               ALT GALLEY G1, G2, G48 INSERT CERT                                                         NC
2550CG3210               CARGO COMPARTMENT NETS WITH NYLON T                                                        NC
2550CG3219               FWD AND AFT CARGO COMPARTMENT FLOOR                                                        NC
2550CG3226               FWD AND AFT CARGO COMPARTMENT LININ                                                        NC
2550CG3226X              FWD AND AFT CARGO COMPARTMENT LININ                                                        NC
2550CH3363               FWD& AFT CARGO COMPRTMNT LINING REV                                                        NC
2560CH3432               EMERGENCY EQUIP REV PASS COMPRTMNT                                                       $300
2562MP3242               EMERGENCY EQUIP OVER WATER REV                                                             NC
2564A118A10              FLASHLIGHT INSTAL INTO SPACE PROV                                                          NC
2564A410C19              DETACHABLE EMER EQUIP-PASS COMPART                                                         NC
2564B370B07              DETACH EMERG EQUIP - REPL OXYGEN MASK                                                      NC
2564MP3125               FIRST AID KIT-INSTALL-PSGR CABIN                                                         $300
2626CG3024               FIRE EXT. INSTL                                                                            NC
2841CG3091               FUEL QUANTITY INDICATION - KILOGRAM                                                        NC
2841CG3095               FUEL QUANTITY INDICATORS ON RIGHT W                                                        NC
2844CG3040               MEASURING STICK CONVERSION TABLES -                                                        NC


                                                                                                         PRICE PER A/C
CHANGE NO.                    TITLE                                                                         2000 $ STE

2844CG3043               MEASUR STICK COVERS TABLES-KILOGRM                                                         NC
2910CG3093               END DRV HYD PMP W/VESPEL SPLINE-ABX                                                        NC
2910CG3097               AC MOTOR-DRIVEN HYDRAULIC PUMPS - I                                                        NC
3131CG3673               ACCELEROMETER - INSTALLATION - BFE                                                         NC
3131CG3574               ACCELEROMETER - INSTALLATION - BFE                                                         NC
3131CG3674X              ACCELEROMETER - INSTALLATION - BFE                                                         NC
3131CG3692               SOLID STATE DIGITAL FLIGHT DATA SEC                                                        NC
3131CH3975               DIGITAL PLIGHT DATA ACQUISITION UNI                                                        NC
3131MP3855               DIGITAL FL DATA REC. REV BFE                                                               NC
3135A118A13              ACMS-OPTIONAL ENGINE PARAMETERS                                                        $2,000
3135CH3071               ACMS/ACARS - ARINC 740 HALF FORMAT                                                         NC
3162A118A02              V1 AURAL CALLOUT-DEACT1VAT1ON                                                              NC
3162CG3014               PFO/ND DISPLAY FORMAT                                                                      NC
3162CG3015               FLIGHT DIRECTOR COMMAND DISPLAY - S                                                        NC
3162CG3018               ENHANCED MACH AIRSPEED DISPLAY                                                             IB
3162CG3019               RADIO ALTITUDE DISPLAY - ROUND DIAL                                                        NC
3162CG3021               RADIO ALTITUDE - BELOW ADI                                                                 NC
3162CG3021X              RADIO ALTITUDE - BELOW ADI                                                                 NC
3162CG3022               RISING RUNWAY DISPLAY                                                                      NC
3162CG3027               ATITUDE COMPARATOR-FLASHING                                                                NC
3162CG3028               SINGLE CHANNEL AUTOPILOT ANNUNCIATI                                                        NC
3162CG3029               LOCALIZER BACKCOURSE POLARITY - REV                                                        NC
3162CG3032               MAP MODE ORIENTATION - TRACK UP                                                            NC
3162CG3036               AUTOTUNED NAVAIDS - DISPLAYED                                                              NC
3162CG3044               WEATHER RADAR RANGE INDICATORS - RA                                                        NC
3162CG3052               TCAS RESOLUTION ADVISORY ON ADI                                                            NC
3162CG3056               ANALOG FAILURE FLAGS - NOT DISPLAYS                                                        NC
3162CG3108               OIL QUANTITY DISPLAY LITERS                                                                NC
3162CG3110               DA/MDA BARO BUG - ADDITION TO PFD A                                                        NC
3162MP3159               REV TO SUPPRESS DISPLAY AUTOTUNED                                                          NC
3162MP3212               PRIMARY FLIGHT DISPLAY-ADDITION OF                                                         NC
3240CG3228               NOSE AND MAIN LANDING GEAR WHEELS A                                                        NC
3324MP3018               NO SMOKING SIGNS-PERMANENT ILLUM.                                                          NC
3342CG3024               NOSE GEAR TAXI LIGHT - INSTALLATION                                                        NC
3412CG3078               AIR DATA COMPUTING - DUAL TAT PROBE                                                        NC
3421CH3061               INERTIAL REFERENCE SYSTEM (IRS) - M                                                        NC
3421CH3061X              INERTIAL REFERENCE SYSTEM (IRS) - M                                                        NC
3423MP3064               REV STANDBY ATTITUDE INDICATOR                                                        $10,300
3430CG3061               MULTI-MODE RECEIVER (MMR) - INSTALL                                                        IB
3430MP3054               MMR PARTIAL PROV FOR GLOBAL POSIT                                                          IB


                                                                                                         PRICE PER A/C
CHANGE NO.                    TITLE                                                                         2000 $ STE
3433CG3058               LOW RANGE RADIO ALTIMETER (LRRA) -                                                         NC
3443CH3251               ARINC 708A WEATHER RADAR SYSTEM - I                                                        IB
3445A410B33              TRAFFIC ALERT & COLLISION AVOIDANCE                                                        NC
3445CG3169               TCAS II - INSTALLATION - BFE ALLIED                                                        NC
3446CH3121               GROUND PROXIMITY MODE 6 VOICE CALLO                                                        IB
3446CH3141               GROUND PROXIMITY MODE 6 APPROACH VO                                                        NC
3446CH3197               ENHANCED GROUND PROXIMITY WARNINGS                                                         IB
3446CH3237               RYANAIR 737-800 GPWS CALLOUTS                                                              NC
3446CH3237X              RYANAIR 737-800 GPWS CALLOUTS                                                              NC
3451CG3005               VOR/MARKER BEACON - INSTALLATION -                                                         NC
3453A410B39              ATC-INSTALL ALLIED SIGNAL - SPE                                                            NC
3453A482A10              ATC-IN$TALL ALLIED SIGNAL - BFE                                                            NC
3455CG3120               DISTANCE MEASURING EQUIPMENT (DME)                                                         NC
3457CG3113               AUTOMATIC DIRECTION FINDER (ADF) -                                                         NC
3457CH3174               AUTO DIRECTION FINDER CNTRL PANEL                                                          NC
3457MP3145               ADF CONTROL PANEL-REV.GABLES ILO                                                           NC
3461CG3423               FMC POSITION UPDATE AND RUNWAY OFFS                                                        NC
3461CG3432               THRUST REDUCTION ALTITUDE - TAKEOFF                                                        NC
3461CG3464               FLIGHT MANAGEMENT COMPUTER SYSTEM -                                                        NC
3461CG3490               BOEING FURNISHED NAVIGATION DATA BA                                                        NC
3461CH3559               FMC-ACTIVATION-QRB TAKEOFF SPEEDS                                                     $35,400
3461CH3562               FMC-ACTIVATION - RETENTION OF WAY                                                     $11,700
3461CH3563               FMC-ACTIVAT1ON-SPEED & ALTITUDE                                                       $35,400
3461CH3665               FMCS OPTIONAL FEATURE - JAA FLIGHT                                                         NC
3461SP3524               FMC PORTABLE DATA LOADER CONNECTOR                                                         NC
3500CG3018               OXYGEN SYSTEM - ALL TUBING AND FITT                                                        NC
3510CG3098               CREW OXYGEN CYLINDER - 114 CUBIC FE                                                        NC
3510MP3137               CREW OXY SYS-CAPT, FOFC, FOBS                                                              NC
3510MP3139               CREW OXY SYS-2ND OBS                                                                       NC
3510MP3141               CREW OXY SYS-CPT, 1OFC, 1OBS                                                               NC
3510MP3166               CREW OXYGEN SYSTEM REV CAPTAIN,                                                        $1,700
3520MP3038               ATTENDANT OXYGEN IN ENCLOSED G1/G2                                                         NC
3530CG3075               PORTABLE PROTECTIVE BREATHING EQUIP                                                    $1,300
353CH3119                PRTBL PROTECTIVE BREATHING EQUIP                                                         $600
3810B634A15              POTABLE WATER SYSTEM-REVISION                                                          $3,300
3830MP3025               INSTL PNEUDRAULICS 4" SERV PANL LAV                                                        NC
3910CH3208               AFT ELECTRONICS PANEL ARRNGMNT                                                             NC
5260CG3044               FORWARD AIRSTAIRS                                                                   LTR AGRMT
5300MP3024               THIRD SEAT TRACK-INSTALL FWD GALLEY                                                        NC
5320CG3018               NINE POUND ALUMINUM UNDERSEAT FLOOR                                                        NC


                                                                                                         PRICE PER A/C
CHANGE NO.                    TITLE                                                                         2000 $ STE

5352MP3028               RADOME INSTALL SUBSTITUTION                                                            $6,400
7200B487A23              CFM56-7 ENGINES - 7B27 RATING ILO 7824                                              LTR AGRMT
7200CG3255               AIRPLANE PERFORMANCE:  CFM56-7 ENGI                                                        IB
7731CH3039               ENGINE VIBRATION MONITOR (EVM) SIGN                                                        NC
7731MP3061               EVM WITH ON-BOARD ENGINE TRIM BAL                                                      $6,500
7900A118A21              LUBRICATING OIL REV MOBILJET 254 IL                                                        NC
7900CG3028               LUBRICATING OIL - MOBIL JET II                                                             NC
                                                                                                        ______________
Total Exhibit A                                                                                               $305,100



P.A. No. 2403                       A-1-5                                SA-2


Exhibit 4.2.10
REDACTED


                                                      (Month of Delivery:)
                                                      July 2004                             July 2004
                                                      Aircraft                              Aircraft

Seats                                                 5/20/04                               5/24/04
Galleys/Furnishings                                   5/14/04                               5/18/04
Antennas and Mounting Equipment                       3/20/04                               3/24/04
Avionics Equipment                                    5/14/04                               5/18/04
Cabin Systems Equipment                               5/14/04                               5/18/04
Miscellaneous/Emergency Equipment                     5/14/04                               5/18/04
Textiles/Raw Material                                 2/10/04                               2/11/04
Cargo Systems                                         4/30/04                               5/1/04
Provision Kits                                        12/22/03                              12/23/03
Radomes                                               4/14/04                               4/18/04

                                                      (Month of Delivery:)
                                                      October 2004                          October 2004
                                                      Aircraft                              Aircraft
Seats                                                 8/14/04                               8/19/04
Galleys/Furnishings                                   8/12/04                               8/15/04
Antennas and Mounting Equipment                       6/14/04                               6/19/04
Avionics Equipment                                    8/12/04                               8/15/04
Cabin Systems Equipment                               8/12/04                               8/15/04
Miscellaneous/Emergency Equipment                     8/12/04                               8/15/04
Textiles/Raw Material                                 5/8/04                                5/8/04
Cargo Systems                                         7/12/04                               7/15/04
Provision Kits                                        3/3/04                                3/3/04
Radomes                                               7/12/04                               7/15/04


                                                      (Month of Delivery:)
                                                      November 2004                         November 2004
                                                      Aircraft                              Aircraft
Seats                                                 9/21/04                               9/23/04
Galleys/Furnishings                                   9/15/04                               9/17/04
Antennas and Mounting Equipment                       7/21/04                               7/23/04
Avionics Equipment                                    9/15/04                               9/17/04
Cabin Systems Equipment                               9/15/04                               9/17/04
Miscellaneous/Emergency Equipment                     9/15/04                               9/17/04
Textiles/Raw Material                                 6/9/04                                6/10/04
Cargo Systems                                         9/1/04                                9/3/04
Provision Kits                                        5/1/04                                5/3/04
Radomes                                               8/15/04                               8/17/04

                                                      (Month of Delivery:)
                                                      November 2004                         December 2004
Seats                                                 9/24/04                               10/21/04
Galleys/Furnishings                                   9/20/04                               10/15/04
Antennas and Mounting Equipment                       7/24/04                               8/21/04
Avionics Equipment                                    9/20/04                               10/15/04
Cabin Systems Equipment                               9/20/04                               10/15/04
Miscellaneous/Emergency Equipment                     9/20/04                               10/15/04
Textiles/Raw Material                                 6/14/04                               7/21/04
Cargo Systems                                         9/4/04                                10/1/04
Provision Kits                                        5/4/04                                6/1/04
Radomes                                               8/20/04                               9/15/04



                                                      (Month of Delivery:)
                                                      December 2004                         December 2004
                                                      Aircraft                              Aircraft
Seats                                                 10/25/04                              10/28/04
Galleys/Furnishings                                   10/19/04                              10/22/04
Antennas and Mounting Equipment                       8/25/04                               8/28/04
Avionics Equipment                                    10/19/04                              10/22/04
Cabin Systems Equipment                               10/19/04                              10/22/04
Miscellaneous/Emergency Equipment                     10/19/04                              10/22/04
Textiles/Raw Material                                 7/12/04                               7/13/04
Cargo Systems                                         10/5/04                               10/8/04
Provision Kits                                        6/5/04                                6/8/04
Radomes                                               9/19/04                               9/22/04

                                                      (Month of Delivery:)
                                                      December 2004                         January 2005
                                                      Aircraft                              Aircraft
Seats                                                 10/29/04                              11/19/04
Galleys/Furnishings                                   10/25/04                              11/15/04
Antennas and Mounting Equipment                       8/29/04                               9/19/04
Avionics Equipment                                    10/25/04                              11/15/04
Cabin Systems Equipment                               10/25/04                              11/15/04
Miscellaneous/Emergency Equipment                     10/5/04                               11/15/04
Textiles/Raw Material                                 7/14/04                               8/9/04
Cargo Systems                                         10/11/04                              11/1/04
Provision Kits                                        6/11/04                               7/1/04
Radomes                                               9/25/04                               10/15/04


                                                      (Month of Delivery:)
                                                      February 2005                         March 2005
                                                      Aircraft                              Aircraft
Seats                                                 12/15/04                              1/20/05
Galleys/Furnishings                                   12/9/04                               1/14/05
Antennas and Mounting Equipment                       10/15/04                              11/20/04
Avionics Equipment                                    12/9/04                               1/14/05
Cabin Systems Equipment                               12/9/04                               1/14/05
Miscellaneous/Emergency Equipment                     12/9/04                               1/14/05
Textiles/Raw Material                                 8/31/04                               9/25/04
Cargo Systems                                         11/18/04                              12/17/04
Provision Kits                                        7/18/04                               8/17/04
Radomes                                               11/9/04                               12/14/04

                                                      (Month of Delivery:)
                                                      April 2005                            April 2005
                                                      Aircraft                              Aircraft
Seats                                                 2/17/05                               2/18/05
Galleys/Furnishings                                   2/10/05                               2/11/05
Antennas and Mounting Equipment                       12/17/04                              12/18/05
Avionics Equipment                                    2/10/05                               2/11/05
Cabin Systems Equipment                               2/10/05                               2/11/05
Miscellaneous/Emergency Equipment                     2/10/05                               2/11/05
Textiles/Raw Material                                 10/27/04                              10/28/05
Cargo Systems                                         1/28/05                               1/29/05
Provision Kits                                        9/28/04                               9/29/04
Radomes                                               1/10/05                               1/11/05



                                                      (Month of Delivery:)
                                                      April 2005                            April 2005
                                                      Aircraft                              Aircraft
Seats                                                 2/21/05                               2/22/04
Galleys/Furnishings                                   2/15/05                               2/16/05
Antennas and Mounting Equipment                       12/21/04                              12/22/04
Avionics Equipment                                    2/15/05                               2/16/05
Cabin Systems Equipment                               2/15/05                               2/16/05
Miscellaneous/Emergency Equipment                     2/15/05                               2/16/05
Textiles/Raw Material                                 10/29/04                              10/30/04
Cargo Systems                                         1/30/05                               1/31/05
Provision Kits                                        9/30/04                               9/30/04
Radomes                                               1/12/05                               1/13/05

                                                      (Month of Delivery:)
                                                      September 2005                        October 2005
                                                      Aircraft                              Aircraft
Seats                                                 7/11/05                               8/14/05
Galleys/Furnishings                                   7/9/05                                8/12/05
Antennas and Mounting Equipment                       5/11/05                               6/14/05
Avionics Equipment                                    7/9/05                                8/12/05
Cabin Systems Equipment                               7/9/05                                8/12/05
Miscellaneous/Emergency Equipment                     7/9/05                                8/12/05
Textiles/Raw Material                                 4/10/05                               5/8/05
Cargo Systems                                         6/9/05                                7/12/05
Provision Kits                                        2/4/05                                3/3/05
Radomes                                               6/9/05                                7/12/04

                                                      (Month of Delivery:)
                                                      November 2005                         December 2005
                                                      Aircraft                              Aircraft
Seats                                                 9/9/05                                10/10/05
Galleys/Furnishings                                   9/7/05                                10/8/05
Antennas and Mounting Equipment                       6/9/05                                8/10/05
Avionics Equipment                                    9/7/05                                10/8/05
Cabin Systems Equipment                               9/7/05                                10/8/05
Miscellaneous/Emergency Equipment                     9/7/05                                10/8/05
Textiles/Raw Material                                 6/10/05                               7/11/05
Cargo Systems                                         8/9/05                                9/8/05
Provision Kits                                        4/1/05                                5/1/05
Radomes                                               8/9/05                                9/8/05




P.A. No. 2403                                   BFE1-33                 SA-2

Exhibit 4.2.11
REDACTED

6-1166-KSW-5201R1

Ryanair Holdings plc
Corporate Head Office
Dublin Airport, County Dublin
Ireland



Subject:          Deferred Advance Payments



Reference:        Purchase Agreement No. 2403 (the Purchase Agreement) between the Boeing Company (Boeing) and Ryanair Holdings plc
                  (customer) relating to Model 737-8AS aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.



                                        Redacted Pursuant to a
                                        Request for Confidential
                                        Treatment and filed separately with the
                                        Securities and Exchange Commission*
                                        (2 pages)



5.       Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. The provisions of Article 9 of the AGTA shall apply.

Very truly yours


THE BOEING COMPANY


By  /s/ H. Beck
   ________________________________

Its  Attorney-in-Fact
    _______________________________



ACCEPTED AND AGREED TO this


Date: 30th January, 2003


RYANAIR HOLDINGS plc

By  /s/ Michael O'Leary                                   /s/ Howard Millar
    _______________________
Its Chief Executive Officer                                   Company Secretary
    _______________________


P.A. No. 2403                                                             SA-2
N/RYR                                                          Version 1-23-03


Exhibit 4.2.12
REDACTED

6-1163-KSW-5199R2

Ryanair Holdings plc
Dublin Airport
Dublin 2
Ireland

Subject:          Special Matters

Reference:        Purchase Agreement No. 2403 (the Purchase Agreement) between
                  The Boeing Company (Boeing) and Ryanair Holdings plc
                  (Customer) relating to Model 737-8AS aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.



                                        Redacted Pursuant to a
                                        Request for Confidential
                                        Treatment and filed separately with the
                                        Securities and Exchange Commission*
                                        (8 pages)



28.      Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours


THE BOEING COMPANY


By  /s/ H. Beck
   ________________________________

Its  Attorney-in-Fact
    _______________________________



ACCEPTED AND AGREED TO this


Date: 30th January, 2003


RYANAIR HOLDINGS plc

By  /s/ Michael O'Leary                                  /s/ Howard Millar
    _______________________
Its Chief Executive Officer                                  Company Secretary
    _______________________


P.A. No. 2403                                                             SA-2
Special_Matters